EATON VANCE GLOBAL MACRO
ABSOLUTE RETURN FUND
Supplement to Summary Prospectus
dated March 1, 2011

1. Effective October 19, 2011, shares of the
Fund will be available for purchase by new
investors.

2. The following last sentence in the first
paragraph under “Principal Investment
Strategies” is removed:

Shares of the Fund are currently not available for
sale to new investors.

October 17, 2011